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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of GTC Biotherapeutics, Inc. (the "Company") for the year ended December 28, 2003, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 8, 2004                        /s/ Geoffrey F. Cox
                                          ---------------------------------
                                          Geoffrey F. Cox
                                          Chairman of the Board, President
                                          Chief Executive Officer


Date: March 8, 2004                        /s/ John B. Green
                                          ---------------------------------
                                          John B. Green
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer